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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported)         JANUARY 28, 1998
                                                ------------------------------

                             PAGEMART WIRELESS, INC.
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             (Exact Name of Registrant as Specified in Its Charter)

                                    DELAWARE
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                 (State or Other Jurisdiction of Incorporation)

        0-28196                                           75-2575229
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(Commission File Number)                      (IRS Employer Identification No.)

3333 LEE PARKWAY, SUITE 100, DALLAS, TX                      75219
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(Address of Principal Executive Offices)                   (Zip Code)

                                 (214) 750-5809
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              (Registrant's Telephone Number, Including Area Code)

6688 NORTH CENTRAL EXPY., STE 800, DALLAS, TX                75206
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          (Former Name or Former Address, if Changed Since Last Report)


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ITEM 5.  OTHER EVENTS.

         On January 28, 1998 PageMart Wireless, Inc. issued the attached press release.

ITEM 7.  EXHIBITS.

         99.(i)   Press Release

         99.(ii) First Supplemental Indenture dated as of December 31, 1997 among PageMart Wireless, Inc. and the United States Trust Company of New York, as Trustee.

         99.(iii) Certificate of Ownership and Merger merging PageMart, Inc.
                  into PageMart Wireless, Inc. as filed in accordance with Delaware law on January 28, 1998.




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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          PAGEMART WIRELESS, INC.
                                          -----------------------------------
                                               (Registrant)

Date: February 4, 1998                 By:/s/ FREDERICK G. ANDERSON
     ---------------------                -----------------------------------

                                          Name:  Frederick G. Anderson
                                          Title: Vice President, General
                                                 Counsel and Secretary


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                               INDEX TO EXHIBITS

     EXHIBIT NO.              DESCRIPTION
     -----------              -----------

         99.(i)   Press Release

         99.(ii) First Supplemental Indenture dated as of December 31, 1997 among PageMart Wireless, Inc. and the United States Trust
                  Company of New York, as Trustee.

         99.(iii) Certificate of Ownership and Merger merging PageMart, Inc.
                  into PageMart Wireless, Inc. as filed in accordance with Delaware law on January 28, 1998.